SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT made as of this ___ day of December, 2007, between La Solucion, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company is offering in a private placement (the “Offering”) to accredited investors Units at a purchase price of $50,000 per Unit, with each Unit consisting of 100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a three-year, warrant to purchase 100,000 shares of Common Stock at an exercise price of $0.75 per share in the fom attached hereto as Exhibit A (the “Warrants”). As used herein, the term “Units” means such Units, and all Common Stock and Warrants underlying the Units), and

WHEREAS, the Subscriber desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units set forth upon the signature page hereof, at a price equal to $50,000 per Unit, and the Company agrees to sell such to the Subscriber for said purchase price, subject to the Company’s right to sell to the Subscriber such lesser number of (or no) Units as the Company may, in its sole discretion, deem necessary or desirable.  The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions Annexed hereto as Annex A or by check payable to Anslow & Jaclin, LLP, as Escrow Agent to La Solucion, Inc.

1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the Units are not registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law; (iii) there is no trading market for the Units, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment; (iv) transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

1.3 The Subscriber is an “accredited investor,” as such term in defined in Rule 501 of Regulation D promulgated under the Act, and the Subscriber is able to bear the economic risk of an investment in the Units.

1.4 The Subscriber has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or has employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Units, as well as the merits and risks of such an investment by the Subscriber.

The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the Units will not cause such overall commitment to become excessive.  The Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units.  The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

1.5 The Subscriber acknowledges receipt and careful review of all documents furnished in connection with this transaction by the Company (collectively, the “Offering Documents”) and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested.

1.6 The Subscriber acknowledges that the purchase of the Units may involve tax consequences to the Subscriber and that the contents of the Offering Documents do not contain tax advice.  The Subscriber acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Units. The Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the Subscriber’s Units and the corporate structure of such entity.

1.7 The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering.  The Subscriber represents that the Units are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others.  The Subscriber agrees that he, she or it will not sell or otherwise transfer the Units unless they are registered under the Act or unless an exemption from such registration is available.

1.8 The Subscriber understands that the provisions of Rule 144 under the Act are not available for at least one (1) year to permit resales of the Units or the Common Stock and Warrants comprising the Units and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied.  The Subscriber understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Units or the Common Stock and Warrants comprising the Units.

1.9 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention.  In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.

The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his, her or its representation to the Company and the SEC might regard such a sale or disposition as a deferred sale, for which such exemption is not available.

1.10 The Subscriber agrees to indemnify and hold the Company, its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Act (including, without limitation, the rules promulgated thereunder), any state securities laws, or the Company’s Certificate of Incorporation or By-laws, as amended from time to time.

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock or the Warrants stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

1.12 The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

1.13 The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

1.14 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a firm subject to regulation by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Subscriber must give such firm the notice required by FINRA’s rules and regulations, receipt of which must be acknowledged by such firm on the signature page hereof.

1.15 The Subscriber hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be persons or associated persons of firms regulated by FINRA or registered broker-dealers under any federal or state securities laws.

1.16 The Subscriber understands that there is no minimum amount of Units that msut be subscribed for in order to close on any purchase and that there can be no assurance regarding the number of Units subscribed for and/or the amount gross proceeds raised in the Offering.

1.17 The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.18 All information provided by the Subscriber in the Investor Questionnaire attached hereto as Annex B is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of the exemption from registration under applicable securities laws.

II.	REPRESENTATIONS AND COVENANTS BY THE COMPANY

2.1 The Company represents and warrants to the Subscriber that as of the date of the closing of this Offering (the “Closing Date”):

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b) The execution, delivery and performance of this Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

(c) The Units and the underlying Common Stock have been duly and validly authorized and issued.

(d) The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

(e) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

(f) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

2.2 For a period of the earlier of (i) twelve (12) months following the Closing Date or (ii) the date that is 90 days following the date that the “resale” registration statement covering the shares of Common Stock and the shares of Common Stock underlying the Warrants included within the Units sold in the Offering is declared effective by the SEC (the “Adjustment Period”), in the event that the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock at an effective price per share that is lower than $0.50 per share (such lower price, the “Base Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than $0.50 per share, such issuance shall be deemed to have occurred for less than the $0.50 per share on such date of the Dilutive Issuance), then the Company shall issue additional shares of Common Stock to the Subscriber in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares issued in the Dilutive Issuance will result in an actual price paid by the Subscriber per share of Common Stock equal to the Base Price. Such adjustment shall be made whenever any Dilutive Issuance is made within the Adjustment Period. Notwithstanding the foregoing, no adjustment will be made under this Section 2.2 in respect of an Exempt Issuance.  The Company shall notify the Subscriber in writing, no later than 1 business day following a Dilutive Issuance, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2.2, upon the occurrence of any Dilutive Issuance, the Subscriber is entitled to receive a number of shares based upon the Base Price on or after the date of such Dilutive Issuance. Notwithstanding anything herein or in any related document to the contrary, the foregoing does not convey to the Subscriber any right to participation in any future financings or offerings now or in the future contemplated or undertaken by the Company.  The Company reserves the right to establish procedures in order to effectuate the issuance of additional shares in the event of any dilutive issuance requiring an adjustment to the Base Price, in its sole discretion, including delivery of such shares to the Subscriber in full and complete satisfaction of the Company’s obligation upon a Dilutive Issuance.

“Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established,

(b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is either an owner of, or an entity that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

III.	TERMS OF SUBSCRIPTION

3.1 The Subscriber has effected a wire transfer in the full amount of the purchase price for the Units to the Company’s escrow account in accordance with the wire instructions attached hereto as Annex A or has delivered a check in payment of the purchase price for the Units.

3.2 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Company’s escrow agent.  If (a) subscriptions for Units are received and accepted, (b) the Company issues irrevocable instructions to its transfer agent to issuce the Common Stock comprising such Units, and (c) the Company issues the Warrant comprising such Units, the escrow agent shall release all such funds to the Company.

3.3 The Subscriber hereby authorizes and directs the Company and its escrow agent to deliver any certificates or other written instruments representing the Units to be issued to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof.

3.4 The Subscriber hereby authorizes and directs the Company and its escrow agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

3.5 If the Subscriber is not a United States person, such Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units.  Such Subscriber’s subscription and payment for, and continued beneficial ownership of, the Units will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

IV.	MISCELLANEOUS

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at the address set forth in the first paragraph hereof, and to the Subscriber at the address or facsimile number indicated on the signature page hereof.  Notices shall be deemed to have been given on the date when mailed or sent by facsimile transmission or overnight courier, except notices of change of address, which shall be deemed to have been given when received.

4.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering.

4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated only before a Federal court located in Kent County, State of Delaware and they hereby submit to the exclusive jurisdiction of the federal courts located in Kent County, State of Delaware with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.  The parties further agree that in the event of any dispute, action, suit or other proceeding arising out of or in connection with this Subscription Agreement or other matters related to this subscription brought by a Subscriber (or transferee), the Company (and each other defendant) shall recover all of such party’s attorneys’ fees and costs incurred in each and every action, suit or other proceeding, including any and all appeals or petitions therefrom. As used herein, attorney’s fees shall be deemed to mean the full and actual costs of any investigation and of legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

4.5 This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) reduce the amount of or reject any subscription.

4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

__________________________	X $50,000 for each Unit	= $_____________________.
Number of Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA	12.	___	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN:

• INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10

• SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
Name (Please Print)	Name of Additional Subscriber
Residence: Number and Street	Address of Additional Subscriber
City, State and Zip Code	City, State and Zip Code
Social Security Number	Social Security Number
Telephone Number	Telephone Number
Fax Number (if available)	Fax Number (if available)
E-Mail (if available)	E-Mail (if available)
(Signature)	(Signature of Additional Subscriber)

ACCEPTED this ___ day of _________ 2007, on behalf of La Solucion, Inc.

By: Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:
____________________________________________
Office Address
____________________________________________
City, State and Zip Code
____________________________________________
Telephone Number
____________________________________________
Fax Number (if available)
____________________________________________
E-Mail (if available)

[seal] Attest: (If Entity is a Corporation)	By: Name: Title:

*If Subscriber is a Registered Representative of FINRA regulated firm, have the following acknowledgement signed by the appropriate party:

The undersigned FINRA regulated firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules

Name of FINRA regulatedFirm	ACCEPTED this ____ day of __________ 2007, on behalf of La Solucion, Inc.

By: Name: Title:	By: Name: Title:

Annex B

Investor Questionnaire

Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock (the “Shares”) of La Solucion, Inc., is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of La Solucion, Inc.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Shares.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in Shares of the Company, your:

Investment Objectives:	☒ Aggressive Growth	☒ Speculation

Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☒ High Risk

Are you associated with a FINRA regulated firm?                    ☐ Yes                        ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Shares of the Company.

___________________________________
Name of Purchaser  [please print]
___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)
___________________________________
Name of Signatory (Entities only)
___________________________________
Title of Signatory (Entities only)
___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser